Exhibit 27(k).  Opinion and Consent of Counsel.

TO BE FILED BY A POST-EFFECTIVE AMENDMENT FILED BEFORE THE EFFECTIVE DATE OF THIS AMENDED REGISTRATION STATEMENT.